UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 13, 2007 (March 13, 2007)

Date of Report (Date of earliest event reported)
QUOVADX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29273	85-0373486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7600 E. Orchard Road, Suite 300S
Greenwood Village, CO 80111

(Address of principal executive offices)
(303) 488-2019

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
From time to time, Company management expects to make investor presentations and meet with current and potential investors to discuss the Company’s operational strategy, its products and services and the market opportunities in the industries it serves. The presentation that serves as the basis for these discussions is based on recent disclosures made in our Form 8-K filed on March 8, 2007 attaching our year end 2006 earnings press release, our conference call on March 8, 2007 and our Annual Report on Form 10-K filed on March 9, 2007. The presentation is attached as Exhibit 99.1 to this Form 8-K, the content of which is incorporated herein by reference.
Exhibit 99.1 to this Form 8-K contains “non-GAAP financial measure(s)” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company believes these measures provide useful information to management and to investors. The non-GAAP financial measures are: (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”), on a consolidated basis and for each business division, for the twelve months ended December 31, 2006 and 2005; (ii) pro forma net income and earnings per share on a consolidated basis for the twelve months ended December 31, 2006, 2005 and 2004; and (iii) pro forma revenue, net income and earnings per share for the twelve months ended December 31, 2006, 2005 and 2004 adjusted to exclude the effects of a large contract with the Medical University of South Carolina that expired on December 31, 2006. These non-GAAP measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).
•	DSO is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.
•	Reconciliations of EBITDA on a consolidated basis and for each business division for the twelve months ended December 31, 2006 and 2005, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation table below.
Quovadx, Inc.
Consolidated and by Division
EBITDA Reconciliation
(in thousands)
(Unaudited)

Quovadx, Inc.	Twelve Months Ended
	2006	2005
Net income (loss)	$(13,115)	$(2,888)

Interest income	(1,146)	(655)
Depreciation & amortization	10,574	11,420
Income taxes	56	321

EBITDA	$(3,631)	$8,198

Integration Solutions Division (ISD)	Twelve Months Ended
	2006	2005
Income from operations [1]	$4,742	$3,519

Depreciation and amortization	4,116	5,257

EBITDA	$8,858	$8,776

CareScience Division	Twelve Months Ended
	2006	2005
Income (loss) from operations [1]	$(108)	$(30)

Depreciation and amortization	1,861	1,946

EBITDA	$1,753	$1,916

Rogue Wave Software Division	Twelve Months Ended
	2006	2005
Income from operations [1]	$8,770	$9,404

Depreciation and amortization	3,949	3,737

EBITDA	$12,719	$13,141

[1]	Does not include allocation of corporate overhead

•	Reconciliations of pro forma net income and earnings per share on a consolidated basis for the twelve months ended December 31, 2006, 2005 and 2004, as compared to the most directly similar GAAP financial measures, are presented in the reconciliation table below.
Quovadx, Inc.
Consolidated and by Division
Net Income/(Loss) and Earnings/(Loss) Per Share Reconciliation
(in thousands)
(Unaudited)

Quovadx, Inc.	Twelve Months Ended
	2006	2005	2004
GAAP Net Income (Loss)	$(13,115)	$(2,888)	$(24,231)
Asset Impairment			7,195
Legal Settlement Effects	10,375
Share Based Compensation	1,942	472

Pro Forma Net Income/(Loss)	$(798)	$(2,416)	$(17,037)

GAAP Earnings/(Loss) Per Share	$(0.32)	$(0.07)	$(0.61)
Asset Impairment			$0.18
Legal Settlement Effects	$0.25
Share Based Compensation	$0.05	0.01
Pro Forma Earnings/(Loss) Per Share	$(0.02)	$(0.06)	$(0.43)
•	Reconciliations of pro forma revenue, net income and earnings per share for the twelve months ended December 31, 2006, 2005 and 2004 adjusted to exclude the effects of a large contract with the Medical University of South Carolina that expired on December 31, 2006 are presented in the reconciliation table below.
Quovadx, Inc.
Consolidated Results
Reconciliation of adjusted results ex MUSC
(in thousands)
(Unaudited)

Quovadx, Inc.
	FY 2004	FY 2005	FY 2006
Total Revenue	$82,801	$83,103	$84,121
Adjustment — MUSC Revenue	(13,467)	(12,529)	(13,193)

Total Revenue Minus MUSC	69,334	70,574	70,928

GAAP Net Income/(Loss)	(24,231)	(2,888)	(13,115)
EPS	(0.61)	(0.07)	(0.32)

Adjustments:
MUSC Operating Income	(2,756)	(2,620)	(2,293)
Asset Impairment	7,195
Legal Settlement	—	—	10,375
Share Based Comp	—	472	1,942

Total Adjustments	4,439	(2,148)	10,024

Adjusted GAAP Net Loss	$(19,792)	$(5,036)	$(3,091)

EPS	(0.50)	(0.12)	(0.07)

Weighted Average Shares Outstanding	39,892	40,924	41,588
The Company believes that such presentation provides useful information to management and to investors.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit

99.1	1Q 2007 Investor Relations Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: March 13, 2007	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	1Q 2007 Investor Relations Presentation